BLACKROCK LIQUIDITY FUNDS

T-Fund

(the “Fund”)

Supplement dated December 28, 2015 to the Plus Shares Prospectus of the Fund,

dated February 27, 2015

Effective immediately, the Fund’s prospectuses are amended as follows:

The following is added as the second paragraph of the section of the Fund’s prospectus entitled “Fund Overview — Key Facts About T-Fund — Principal Investment Strategies of the Fund”:

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-TPS-1215SUP